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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-18797, 333-18799, 333-18801 and 333-18803) of NCR
Corporation of our report dated January 19, 1999 appearing on page 15 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in the Form 10-K.






PricewaterhouseCoopers LLP

Dayton, Ohio
March 12, 1999